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                                                                   EXHIBIT 10.02

                                                               EXECUTION VERSION

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 19, 2002, is entered into by and among CERIDIAN CORPORATION, a Delaware corporation formerly known as New Ceridian Corporation (the "Borrower"), the several financial institutions party to the Credit Agreement defined below (each a "Lender" and, collectively, the "Lenders") and BANK OF AMERICA, N.A., as administrative agent for itself and the other Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         A. The Borrower, each Lender and the Administrative Agent are parties to that certain Credit Agreement dated as of January 31, 2001 (the "Credit Agreement") pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Borrower.

         B. The Borrower has requested that the Lenders agree to certain amendments of the Credit Agreement.

         C. The Lenders are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

         2. Amendments to Credit Agreement. The Credit Agreement shall be amended as follows, effective as of the Effective Date:

                  (a) Section 1.01 of the Credit Agreement shall be amended at the definition of "Permitted Securitization" by amending and restating clause
(a) thereof in its entirety as follows:

         (a) a transfer accompanied by the delivery of a customary true-sale opinion given by independent counsel to a Securitization Subsidiary or other Person of Permitted Receivables by Comdata for fair value consideration consisting of cash, cash plus a subordinated interest in, or subordinated indebtedness issued by, the Securitization Subsidiary or in the transferred Permitted Receivables, and that does not entail, directly or indirectly, recourse against the seller of such Permitted Receivables (or against any of such seller's Affiliates, other than a Securitization Subsidiary) by way of a guarantee or other direct or indirect support arrangement, with respect to the amount of such receivables based on the financial condition or circumstances of the obligor thereunder,

                                       1.
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         other than such limited recourse as is reasonable given market standards for transactions of a similar type, taking into account such factors as historical bad debt, loss experience and obligor concentration levels; and

                  (b) Section 7.05 of the Credit Agreement shall be amended at clause (f) thereof by amending and restating such clause in its entirety as follows:

                           (f) Contingent Obligations consisting of Guaranty Obligations of (i) the Borrower in respect of the Indebtedness of, or other obligation payable or performable by, any Wholly-Owned Subsidiary or (ii) any Subsidiary in respect of Indebtedness of, or other obligation payable or performable by, the Borrower or any Wholly-Owned Subsidiary;

                  (c) Section 7.13 of the Credit Agreement shall be amended by amending and restating such Section in its entirety as follows:

                           7.13 CONTRACTS OF SUBSIDIARIES. The Borrower shall not permit any of its Subsidiaries (other than any Canadian payroll processing Subsidiary of the Borrower in existence as of the Closing Date or any Securitization Subsidiary) to enter into any Contractual Obligation restricting the ability of such Subsidiary to pay dividends or make loans to the Borrower or Subsidiaries of the Borrower.

         3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                  (c) All representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct as of the Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

                  (d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

         4. Effective Date. This Amendment will become effective on the date not later than April 19, 2002 when each of the conditions precedent set forth in this Section 4 has been satisfied (the "Effective Date"):


                                       2.
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                  (a) The Administrative Agent shall have received from each of the Borrower and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to this Amendment.

                  (b) The Administrative Agent shall have received from the Borrower a certificate executed by the secretary or assistant secretary of the Borrower providing satisfactory evidence of the authorization of the execution, delivery and performance by the Borrower of this Amendment.

                  (c) The Administrative Agent shall have received from the Borrower a certificate executed by a Responsible Officer of the Borrower dated as of the Effective Date stating that all representations and warranties contained herein are true and correct on and as of the Effective Date as though made on and as of such date.

                  (d) The Borrower shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to the Effective Date, plus such additional amounts of Attorney Costs as shall constitute the Administrative Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings related to this Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

                  (e) The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent may request.

         5. Reservation of Rights. The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and the Required Lenders of this Amendment shall not (a) be deemed to create a course of dealing or otherwise obligate the Administrative Agent or the Lenders to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Administrative Agent or any Lender with respect to any term or provision of any Loan Document.

         6. Miscellaneous.

                  (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                  (c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS
10.17 AND 10.18 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.


                                       3.
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                  (d) This Amendment may be executed in any number of
counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

                  (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

                  (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                  (g) The Borrower covenants to pay to or reimburse the Administrative Agent and the Lenders, upon demand, for all out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

                  (h) This Amendment shall constitute a "Loan Document" under and as defined in the Credit Agreement.

                  (Remainder of page intentionally left blank)


                                       4.
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                  IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Amendment as of the date first above written.

                            CERIDIAN CORPORATION, as the Borrower


                            By:        /s/ John H. Grierson
                               ----------------------------------------------

                            Name:     John H. Grierson
                                 --------------------------------------------

                            Title:    Treasurer
                                  -------------------------------------------


                            BANK OF AMERICA, N.A., as the
                            Administrative Agent, a Lender and L/C Issuer


                            By:       /s/ B. Kenneth Burton, Jr.
                               ----------------------------------------------

                            Name:  B. Kenneth Burton, Jr.
                                 --------------------------------------------

                            Title:   Vice President
                                  -------------------------------------------


                            BANK ONE, N.A., as a Lender


                            By:       /s/ Jenny A. Gilpin
                               ----------------------------------------------

                            Name:  Jenny A. Gilpin
                                 --------------------------------------------

                            Title:   First Vice President
                                  -------------------------------------------


                            WACHOVIA BANK, NATIONAL
                            ASSOCIATION (SUCCESSOR BY MERGER TO FIRST UNION NATIONAL BANK), as a Lender


                            By:       /s/ Michael Romanzo
                               ----------------------------------------------

                            Name:  Michael Romanzo
                                 --------------------------------------------

                            Title:   Assistant Vice President
                                  -------------------------------------------

                          (Signature Page to Amendment)
                                       S-1
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                            MELLON BANK, N.A., as a Lender


                            By:       /s/ Louis E. Flori
                               ----------------------------------------------

                            Name:  Louis E. Flori
                                 --------------------------------------------

                            Title:   Vice President
                                  -------------------------------------------


                            THE BANK OF NEW YORK, as a Lender


                            By:       /s/ Maurice A. Campbell
                               ----------------------------------------------

                            Name:  Maurice A. Campbell
                                 --------------------------------------------

                            Title:   Assistant Vice President
                                  -------------------------------------------
                            THE BANK OF TOKYO-MITSUBISHI, LTD.,
                            CHICAGO BRANCH, as a Lender


                            By:       /s/ Patrick McCue
                               ----------------------------------------------

                            Name:  Patrick McCue
                                 --------------------------------------------

                            Title:   Vice President & Manger
                                  -------------------------------------------


                            JPMORGAN CHASE BANK, as a Lender


                            By:       /s/ Carol A. Kornbluth
                               ----------------------------------------------

                            Name:  Carol A. Kornbluth
                                 --------------------------------------------

                            Title:   Vice President
                                  -------------------------------------------


                          (Signature Page to Amendment)
                                       S-2
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                          THE ROYAL BANK OF SCOTLAND PLC, as a Lender


                          By:       /s/ J. Seaford
                             ------------------------------------------------

                          Name:  J. Seaford
                               ----------------------------------------------

                          Title:   Senior Vice President
                                ---------------------------------------------


                          U.S. BANK NATIONAL ASSOCIATION, as a Lender


                          By:       /s/ Timothy J. Gallaher
                             ------------------------------------------------

                          Name:  Timothy J. Gallaher
                               ----------------------------------------------

                          Title:   Corporate Banking Officer
                                ---------------------------------------------


                          WELLS FARGO BANK, NATIONAL
                          ASSOCIATION, as a Lender


                          By:       /s/ Mark H. Halldorson
                             ------------------------------------------------

                          Name:  Mark H. Halldorson
                               ----------------------------------------------

                          Title:   Assistant Vice President
                                ---------------------------------------------


                          By:       /s/ Chad M. Kortgard
                             ------------------------------------------------

                          Name:  Chad M. Kortgard
                               ----------------------------------------------

                          Title:   Assistant Vice President
                                ---------------------------------------------

                          (Signature Page to Amendment)
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